SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 1997




                              TII INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)


       1-8048                                               66-0328885
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(Commission File No.)                          (IRS Employer Identification No.)



                   1385 Akron Street, Copiague, New York 11726
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 789-5000
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               (Registrant's telephone number, including area code


                                 Not Applicable
        ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events
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           On July 29,  1997,  William J.  Rouhana,  Jr. and  Timothy R.  Graham
resigned as directors of the Company. Messrs. Rouhana and Graham were originally elected as directors in 1992 pursuant to an agreement entered into in connection with a private placement of the Company's Common Stock at that time. Messrs.
Rouhana  and  Graham,   each  of  whom  is  an  executive   officer  of  WinStar
Communications, Inc., advised the Company that they were resigning due to time demands of other business commitments.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TII INDUSTRIES, INC.



Dated:  August 7, 1997                    By: /s/ Timothy J. Roach
                                              ---------------------------
                                              Timothy J. Roach, President


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